As filed with the Securities and Exchange Commission on
                                December 12, 1997

                      Registration No. 33-________________



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         PRE-EFFECTIVE AMENDMENT NO. ___

                        POST-EFFECTIVE AMENDMENT NO. ___

                        (Check appropriate box or boxes)
                         ------------------------------

                             IMG MUTUAL FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                                2203 GRAND AVENUE
                           DES MOINES, IOWA 50312-5338
                    (Address of Principal Executive Offices)

                                 (515) 244-5426
                        (Area Code and Telephone Number)

                           MARK A. McCLURG, PRESIDENT
                             IMG Mutual Funds, Inc.
                                2203 Grand Avenue
                           Des Moines, Iowa 50312-5338
                     (Name and Address of Agent for Service)
                          ----------------------------

                        Copies of all communications to:

                               John C. Miles, Esq.
                  Cline, Williams, Wright, Johnson & Oldfather
                  1900 First Bank Building, 233 So. 13th Street
                                Lincoln, NE 68508
                           ---------------------------

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on January 12, 1998, pursuant to Rule 488 under the Securities Act of 1933.

An indefinite amount of the Registrant's Common Stock has been registered under the Securities Act of 1933, pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon such Rule, no filing fee is being paid at this time.

                             IMG MUTUAL FUNDS, INC.


                              Cross Reference Sheet
            Pursuant to Rule 481(a) Under the Securities Act of 1933

                                                      Proxy Statement/
Form N-14 Item No.                                    Prospectus Caption
------------------                                    ------------------

Part A
------

Item 1.           Beginning of Registration           Outside front cover
                  Statement and Outside Front
                  Cover Page of Prospectus

Item 2.           Beginning and Outside Back          Table of Contents
                  Cover Page of Prospectus

Item 3.           Fee Table, Synopsis Information     Synopsis; Risk Factors;
                  and Risk Factors                    Proposal 1: Agreement and
                                                      Plan of Reorganization

Item 4.           Information About the Transaction   Outside Front Cover;
                                                      Synopsis; Proposal 1:
                                                      Agreement and Plan of
                                                      Reorganization

Item 5.           Information About the Registrant    IMG Mutual Funds, Inc.

Item 6.           Information About the Company       AMCORE Vintage Funds
                  Being Acquired


Item 7.           Voting Information                  Outside Front Cover;
                                                      Synopsis; Information
                                                      Relating to
                                                      Voting Matters

Item 8.           Interest of Certain Persons and     Not Applicable
                  Experts


Item 9.           Additional Information Required     Not Applicable
                  For Re-offering by Persons Deemed
                  To be Underwriters

                                                      Statement of Additional
Part B                                                Information Caption
------                                                -------------------

Item 10.          Cover Page                          Cover Page

Item 11.          Table of Contents                   Not Applicable

Item 12.          Additional Information              Cover Page
                  About Registrant

Item 13.          Additional Information About        Not Applicable
                  The Company Being Acquired

Item 14.          Financial Statements                Not Applicable





Part C
------

The information required in Part C is included therein under the appropriate heading for the item.

January 12, 1998



Dear Shareholder:


I am writing to ask you for your vote on important questions that affect your investment in one or more of the AMCORE Vintage Funds (the "Funds"). While you are, of course, welcome to join us at the Funds' Special Shareholder Meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card.

As you may be aware, AMCORE Financial, Inc., the parent company of the Funds' investment adviser has signed a definitive agreement to acquire Investors
Management Group, Ltd., ("IMG"), an investment advisory organization with approximately $1.6 billion under management. AMCORE Capital Management and IMG will combine their resources with a view to enhancing the resourses available to the clients of both firms.

As part of its continuing effort to assure high quality services to shareholders of the Funds, AMCORE has recommended, and the Board of Trustees of your Funds has recently reviewed and unanimously endorsed, a proposal for the reorganization of the Funds. This proposal calls for acquisition of the Funds' assets by portfolios of IMG Mutual Funds, Inc., a family of mutual funds advised by IMG. Each of the portfolios will have substantially similar investment objectives and investment policies as the Fund it will acquire.

As a result of this transaction, the Funds will be combined with IMG Mutual Funds, Inc., and you will become a shareholder of IMG Mutual Funds, Inc. In a related series of transactions, IMG Mutual Funds, Inc. will acquire certain existing funds managed by IMG to create an even larger fund family. The aggregate net asset value of your shares of the Funds will be equal to the aggregate net asset value of IMG Mutual Funds, Inc. shares that you will receive as a result of the reorganization. No sales charge will be imposed in the transaction and Fund shareholders will not bear any of the costs associated with the reorganization.

The Trustees believe the reorganization is in the best interests of Fund shareholders, and recommend that shareholders approve the reorganization. The Trustees believe the transaction would benefit the Funds and their shareholders by increasing certain of the Funds' assets initially and enhancing their capacity to attract and retain investors. In making their determination, the Trustees reviewed several factors, including the qualifications and capabilities of the service providers of IMG Mutual Funds, Inc. If, as expected, the Funds' distributor is able to distribute IMG Mutual Funds, Inc. shares successfully, growth in assets would make possible the realization of economies of scale and attendant savings in costs to IMG Mutual Funds, Inc. and its shareholders. Of course, achievement of these goals cannot be assured.


Detailed information about the proposed transaction and the reasons for it is contained in the enclosed combined Proxy Statement/Prospectus. The enclosed proxy card is, in essence, a ballot. It tells us how to vote on your behalf on important issues relating to your Fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy card, we'll vote it according to the Trustees' recommendation. We urge you to review carefully the Proxy Statement/Prospectus, fill out your proxy card, and return it to us. A self-addressed, postage-paid envelope has been enclosed for your convenience. It is very important that you vote and that your voting instructions be received no later than February 2, 1998.

NOTE: You may receive more than one proxy package if you hold shares in more than one account in a Fund, or if you hold shares in more than one Fund. You must return ALL proxy cards you receive. We have provided postage-paid return envelopes for each. If you have any questions, please call _______________________ at (___) ___________ or 800-__________.

Sincerely,



Walter B. Grimm, Chairman
The Coventry Group

                               The Coventry Group
                                3435 Stelzer Road
                              Columbus, Ohio 43219

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 3, 1998

TO THE SHAREHOLDERS OF AMCORE VINTAGE FUNDS:

You are cordially invited to attend the Special Meeting of Shareholders of AMCORE Vintage Funds, portfolios of The Coventry Group, a registered investment company, which will be held at ______________________, ______________, ________, on February 3, 1998, at 10:00 a.m., for the following purposes:

         1. To consider and vote on a proposed Agreement and Plan of Reorganization (the "Plan") providing for (a) the transfer of all the assets of AMCORE Vintage Funds, to IMG Mutual Funds, Inc., in exchange for shares of portfolios of IMG Mutual Funds, Inc.; (b) the assumption by IMG Mutual Funds, Inc., of all of the liabilities of AMCORE Vintage Funds; and (c) the distribution of such shares of IMG Mutual Funds, Inc., to the shareholders of AMCORE Vintage Funds in complete liquidation of AMCORE Vintage Funds.

         2. To act upon such other matters as may properly come before the Meeting or any adjournments thereof.

The Board of Trustees has fixed the close of business on Friday, January 9, 1998, as the record date for determination of shareholders entitled to notice of, and to vote at, the Special Shareholders Meeting. As of the record date, there were _______ shares of AMCORE Vintage Funds, outstanding and eligible to vote at the Special Shareholders Meeting. Please read the Proxy Statement/Prospectus carefully before telling us, through your proxy card, how you wish your shares to be voted. The Board of Trustees unanimously recommends a vote in favor of the proposal.

WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED. No postage is required. Prompt return of your proxy card will be appreciated. Your vote is important no matter how many shares you own.

Columbus, Ohio                      BY ORDER OF THE BOARD OF TRUSTEES
January 12, 1998

                                    George L. Stevens, Secretary

                           PROXY STATEMENT/PROSPECTUS

                  RELATING TO THE ACQUISITION OF THE ASSETS OF
                              AMCORE VINTAGE FUNDS
                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                             TELEPHONE 800-438-6375

                        BY AND IN EXCHANGE FOR SHARES OF
                             IMG MUTUAL FUNDS, INC.
                                2203 GRAND AVENUE
                           DES MOINES, IOWA 50312-5338
                            TELEPHONE 1-800-798-1819


This Proxy Statement/Prospectus is being furnished to shareholders of AMCORE Vintage Funds ("AVF"), portfolio's of the Coventry Group ("Coventry"), in connection with the solicitation by the Board of Trustees of proxies to be used at the Special Meeting of Shareholders of AVF to be held at _________________, __________, __________ at 10:00 a.m. on February 3, 1998, and any adjournments thereof. AVF is currently a diversified registered open-end investment company. Shareholders of record as of the close of business on January 9, 1998 are entitled to vote at the Special Meeting. It is expected that this Proxy Statement/Prospectus will be mailed to shareholders of AVF on or about January 12, 1998.

This Proxy Statement/Prospectus relates to the proposed reorganization in which all of the assets and liabilities of AVF will be acquired by IMG Mutual Funds, Inc., ("IMG Funds") in exchange for shares of IMG Funds. The shares of IMG Funds thereby received will then be distributed to shareholders of AVF and AVF will be liquidated. As a result of the proposed reorganization, each shareholder of AVF will receive that number of full and fractional shares of the corresponding series of shares of IMG Funds having a net asset value equal to the net asset value of such shareholder's shares of AVF held as of the date of the proposed reorganization.

IMG Funds is a diversified registered open-end investment company which issues its shares in separate portfolios or series, each with its own investment objectives and policies. The investment objectives, policies and restrictions of the seven portfolios of IMG Funds participating in the proposed reorganization are similar to those of the corresponding portfolios of AVF. For a comparison of the investment objectives, policies and restrictions of AVF and IMG Funds, see "Proposal 1: Agreement and Plan of Reorganization--Investment Objectives, Policies and Restrictions." Investors Management Group ("IMG") serves as the investment advisor for IMG Funds. IMG is being acquired by AMCORE Financial, Inc., the parent of AMCORE Capital Management, Inc., investment adviser to AVF.

This Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely the information about IMG Funds that a prospective investor should know before investing. This document will give you the information you need to vote on the proposed reorganization described herein. Much of the information is required under rules of the Securities and Exchange Commission and some of it is technical in nature. If there is anything you do not understand, please contact us at our toll-free number, 1-800-798-1819. Shareholders should return proxies and any correspondence to __________________.

The following documents have been filed with the Securities and Exchange Commission and are incorporated into this Proxy Statement/Prospectus by reference: (i) a Statement of Additional Information dated the date hereof and relating to this Proxy Statement/Prospectus; (ii) the Prospectus and Statement of Additional Information of the IMG Funds dated __________, 1998; and (iii) the Prospectus and Statement of Additional Information of AVF, dated July 31, 1997. Copies of the referenced documents are available upon request and without charge by calling 1-800-798-1819.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATOR, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF IMG MUTUAL FUNDS, INC. ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

No person has been authorized to give any information or to make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

           This Proxy Statement/Prospectus is dated January 12, 1998.

                                    SYNOPSIS

WHO IS ASKING FOR MY VOTE?

The enclosed proxy is solicited by the Trustees of The Coventry Group for use at the Special Meeting of Shareholders of AMCORE Vintage Funds ("AVF") to be held on February 3, 1998 (and if adjourned, at any adjourned meeting) for the purpose stated in the Notice of Special Meeting.

HOW DO YOUR FUND'S TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE ON THE PROPOSAL?

The Trustees recommend that you vote FOR the proposed transaction in which assets of AVF would be transferred to IMG Mutual Funds, Inc. ("IMG Funds"), in exchange for shares of IMG Funds with an equal net asset value.

WHO IS ELIGIBLE TO VOTE?

         Shareholders of record at the close of business on January 9, 1998, are entitled to be present and vote at the meeting or any adjourned meeting. Each of the seven AVF Portfolios will vote separately on the proposal, and the proposal must be approved by all seven portfolios to be adopted. The Notice of Special Meeting, combined Proxy Statement/Prospectus and the enclosed form of proxy are being mailed to shareholders of record on or about January 12, 1998.

         Each share is entitled to one vote, with fractional shares voting proportionately. Shares represented by duly executed proxies will be voted in accordance with shareholder's instructions. Any shareholder giving a proxy has the power to revoke it by mail (addressed to Coventry's Secretary at the principal offices of AVF, 3435 Stelzer Road, Columbus, Ohio 43219) or in person at the meeting, by executing a superseding proxy, or by submitting a notice of revocation to Coventry. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with the Trustees' recommendations. If any other business is brought before the meeting, your shares will be voted at the Trustees' discretion.

WHAT IS BEING PROPOSED?

         The Trustees of AVF are recommending that shareholders approve the reorganization (the "Reorganization") of AVF into portfolios of IMG Funds. An Agreement and Plan of Reorganization provides for the transfer of all of the assets and liabilities of AVF to IMG Funds, in exchange for shares of IMG Funds. The completion of these transactions, followed by the distribution of IMG Funds shares to AVF shareholders, will result in shareholders of AVF becoming shareholders of IMG Funds, followed by the dissolution of AVF. Upon completion of the Reorganization:

               Former Shareholders of AVF will be Shareholders of IMG Funds and will own shares of an IMG Funds Portfolio which will have substantially similar investment objectives, policies and restrictions and purchase and redemption procedures as the corresponding AVF Portfolio.

               There should be no federal income tax consequences to former Shareholders of AVF, resulting from the Reorganization.

WHY ARE THESE PROPOSALS BEING PRESENTED?

         The proposals described above are part of an overall series of proposed transactions in which:

               IMG, the advisor to IMG Funds, will be acquired by AMCORE Financial, Inc., the parent of the investment adviser to AVF; and

               IMG Funds, AVF and certain other funds advised by IMG will be combined to form a mutual fund family of 10 funds with aggregate net assets of approximately $910 million.

There  can  be  no  assurance  that  all  aspects  of  the  proposed  series  of transactions will be completed, as several transactions are subject to shareholder votes. However, completion of the Reorganization is subject to completion of the other related transactions.

                                  RISK FACTORS

         Management of IMG Funds believes that an investment in IMG Funds does not involve unusual or significant risks compared to an investment in AVF. For more detailed information concerning the investment practices, including possible risks, of IMG Funds and AVF, see "Proposal 1: Agreement and Plan of Reorganization--Investment Objectives, Policies and Practices," the IMG Funds Prospectus dated ________, 1998 and the AVF Prospectus dated July 31, 1997.

         AVF shareholders should particularly note the discussions of IMG Funds' fixed income investment policies. In general, these policies permit somewhat longer average portfolio maturities and permit some investment in lower quality debt securities. Longer average portfolio maturity can result in greater price fluctuation than shorter maturities. Lower quality can result in higher risk of loss of principal.


PROPOSAL 1: AGREEMENT AND PLAN OF REORGANIZATION


GENERAL INFORMATION

         The Board of Trustees of The Coventry Group ("Coventry") unanimously approved the proposed Agreement and Plan of Reorganization (the "Plan") providing for the acquisition of all of the assets of the AMCORE Vintage Funds, portfolios of Coventry ("AVF") by IMG Mutual Funds, Inc. ("IMG Funds"), in exchange for shares of IMG Funds and the assumption by IMG Funds of the liabilities of AVF (the "Reorganization"). The proposed transaction would occur on or about February 5, 1998 (the "Closing Date"). The value of the acquired assets of AVF will be determined as of 3:00 p.m. Central Time on the business day immediately prior to the Closing Date. The aggregate net asset value of the shares of IMG Funds' Vintage Government Assets Fund ("IMG Government"), Vintage Income Fund ("IMG Income"), Vintage Municipal Bond Fund ("IMG Municipal:), Vintage Equity Fund ("IMG Equity"), Vintage Balanced Fund ("IMG Balanced"), Vintage Aggressive Growth Fund ("IMG Growth") and Vintage Limited Term Bond Fund ("IMG Limited") (collectively, the "IMG Portfolios") issued in exchange, will equal the aggregate net asset value of the shares of AVF's U.S. Government Obligations Fund ("AVF Government"), Fixed Income Fund ("AVF Income"),
Intermediate Tax-Free Fund ("AVF Tax-Free"), Equity Fund ("AVF Equity"), Balanced Fund ("AVF Balanced"), Aggressive Growth Fund ("AVF Growth") and Fixed Total Return Fund ("AVF Total Return") (collectively, the "AVF Portfolios"), respectively, then outstanding. In connection with the proposed Reorganization, shares of IMG Funds will be distributed to shareholders of AVF, and AVF will be terminated. As a result of the proposed Reorganization, each shareholder of AVF will cease to be a shareholder of AVF and will receive that number of full and fractional shares of the corresponding IMG Portfolio having a net asset value equal to the net asset value of, such shareholder's corresponding shares of AVF. The foregoing is only a summary and is qualified in its entirety by reference to the Plan, a copy of which is Exhibit A hereto.

         If the Reorganization becomes effective, AMCORE Capital Management, Inc., the present investment adviser to AVF, will not be an investment adviser to the IMG Funds. IMG will provide investment advisory services to the IMG Funds through an Investment Advisory Agreement with IMG Funds.

         Because all shares of AVF and IMG Funds are in uncertificated book-entry form, the exchange of shares will take place automatically on the Closing Date. It will not be necessary for shareholders to submit transmittal forms or other documents.

SHAREHOLDER SERVICES AND PRIVILEGES

         Former shareholders of AVF will enjoy all the same services and privileges as other shareholders of IMG Funds, including the opportunity to exchange into portfolios with a wide variety of investment objectives and policies. Purchase and redemption procedures for IMG Funds are substantially similar to those of AVF.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

         The investment objectives, policies and restrictions of the IMG Portfolios are substantially similar to those of the corresponding AVF Portfolios. The following paragraphs summarize the differences between the respective IMG Portfolios and the corresponding AVF Portfolios.

         IMG GOVERNMENT AND AVF GOVERNMENT. The investment objectives, policies and restrictions of these two portfolios are identical. The investment objective is to seek current income consistent with maintaining liquidity and stability of principal.

         IMG INCOME AND AVF INCOME. The investment objective of AVF Income is to seek total return consistent with the production of current income and the preservation of capital. The investment objective of IMG Income will be to seek current income, consistent with the preservation of capital. This change is being made as part of a plan to emphasize current income (i.e., yield) in the management of this IMG Portfolio. IMG Income will maintain a dollar-weighted average portfolio maturity of four to ten years, compared to the AVF Income's average portfolio maturity of four to six years. The average portfolio maturity of IMG Income is being extended to improve yield.

         The investment policies of IMG Income also eliminate the present AVF Income restriction that 75% of assets will be invested in securities with stated or remaining maturities of 15 years or less. This maximum maturity restriction has been eliminated to allow more flexibility in the purchase of individual fixed income securities.

         Minimum credit quality restrictions will be changed in three ways. First, IMG Income will allow investment in fixed income securities rated within the five highest categories at the time of purchase by a nationally recognized statistical rating organization (an "NRSRO") or, if unrated, found by IMG to be of comparable quality. AVF Income limits investments to the four highest categories. Fixed income securities in the fifth highest rating (i.e., "Ba" or "BB"), are considered to be below Investment Grade. Bonds so rated are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded. However, IMG believes that its fixed income managers have experience conducting credit analysis on and managing investments in "Ba" quality credits through their work for various insurance companies. Second, IMG Income will invest no less than 65%, of the value of its total assets in fixed income securities rated within the three highest rating categories at the time of purchase by an NRSRO or, if unrated, found by the IMG to be of comparable quality. AVF Income is not so limited. Third, in light of the risks inherent in investing in below-Investment Grade fixed income securities, IMG Income will limit its investments in "Ba" and "BB" securities to a maximum of 25%.

         IMG MUNICIPAL AND AVF TAX-FREE. The investment objectives of these portfolios are identical, namely, to seek current income, consistent with preservation of capital, that is exempt from federal income taxes.

         Three changes will be made in the investment policies. First, IMG Municipal will maintain a dollar-weighted average portfolio maturity of four to ten years, compared to the AVF Tax-Free's average portfolio maturity of five to nine years. Second, IMG Municipal will invest in municipal bonds rated within the five highest categories by an NRSRO rather than the three highest categories as is the case for AVF Tax-Free. Fixed Income securities in the fifth highest rating (i.e., "Ba" or "BB"), are considered to be below Investment Grade. Bonds so rated are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded. However, IMG believes that its fixed income managers have experience conducting credit analysis on and managing investments in "Ba" quality credits through their work for various insurance companies. Third, in light of the risks inherent in investing in below-Investment Grade fixed income securities, IMG Municipal will limit its investments in "Ba" and "BB" securities to a maximum of 25%. These changes are being made to give the portfolio managers more flexibility in the selection of tax exempt securities with the goal of improving total return over time.

         IMG EQUITY AND AVF EQUITY. The investment objectives, policies and restrictions of these portfolios are identical. The investment objective is long-term capital appreciation.

         IMG BALANCED AND AVF BALANCED. The investment objective of these portfolios are identical, namely, to seek long-term growth of capital and Income.

         The investment policies of AVF Balanced require that as to fixed income securities 75% will be invested in securities with stated or remaining maturities of 15 years or less. That maximum maturity restriction has been eliminated from IMG Balanced to allow more flexibility in the purchase of individual fixed income securities, and to make IMG Balanced consistent with IMG Income (discussed above). The average maturity of the fixed income portion of AVF Balanced is also being extended, from its present three to seven years, to four to ten years for IMG Balanced.

         The minimum credit quality of the fixed income securities will be changed in two ways. First, IMG Balanced will allow investment in fixed income securities rated within the five highest categories at the time of purchase by an NRSRO or, if unrated, found by IMG to be of comparable quality. AVF Balanced limits investments to the four highest categories. Fixed income securities in the fifth highest rating (i.e., "Ba" or "BB"), are considered to be below Investment Grade. Bonds so rated are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded. However, IMG believes that its fixed income managers have experience conducting credit analysis on and managing investments in "Ba" quality credits through their work for various insurance companies. Second, in light of the risk inherent in investing in below-Investment Grade fixed income securities, IMG Balanced will limit its investments in these securities to a maximum of 25%.

         IMG GROWTH AND AVF GROWTH. The investment objectives, policies and restrictions of these portfolios are identical. The investment objectives is long-term capital growth.

         IMG LIMITED AND AVF TOTAL RETURN. The investment objective of AVF Total Return is to seek long term total return. The investment objective of IMG Limited will be to seek total return from a portfolio of limited term fixed income securities. It is anticipated that IMG Limited will continue to be managed for total return, but will change its investment policies to significantly limit its average maturity. IMG Limited expects to maintain a dollar-weighted average portfolio maturity of one to four years, compared to the AVF Total Return's dollar-weighted average portfolio maturity of three to seven years. The average portfolio maturity of IMG Limited is being shortened because effective with the Reorganization shareholders will have the opportunity to invest in the "Vintage Bond Fund" which will be the new name of the existing IMG Bond Fund. By comparison, the Vintage Bond Fund's investment objective will be to seek total return consistent with the production of current income and the preservation of capital. The average portfolio maturity of the Vintage Bond Fund will be four to ten years.

         The investment policies of IMG Limited also eliminate the present restriction that 75% will be invested in securities with stated or remaining maturities of 15 years or less. This maximum maturity restriction has been eliminated to allow more flexibility in the purchase of individual fixed income securities. Minimum credit quality restrictions will be changed in two ways. First, IMG Limited will allow investment in fixed income securities rated within the five highest categories at time of purchase by an NRSRO or, if unrated, found by IMG to be of comparable quality. AVF Total Return limits investments to the four highest categories. Fixed income securities in the fifth highest rating (i.e., "Ba" or "BB"), are considered to be below Investment Grade. Bonds so rated are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded. However, IMG believes that its fixed income managers have experience conducting credit analysis on and managing investments in "Ba" quality credits through their work for various insurance companies. Second, in light of the risks inherent in investing in below-Investment Grade fixed income securities, IMG Limited Term will limit its investments in these securities to a maximum of 25%.

         For a detailed description of the investment objectives, policies and restrictions of the IMG Portfolios and the AVF Portfolios, see the IMG Funds Prospectus dated ___________, 1998, and the AVF Prospectus dated July 31, 1997, all of which are delivered herewith.

BACKGROUND AND REASONS FOR THE PROPOSED REORGANIZATION

         For the reasons set forth below, the Board of Trustees of AVF, including all of the Trustees who are not "interested persons" as defined by the Investment Company Act of 1940 (the "Disinterested Trustees"), have unanimously concluded that the Reorganization will be in the best interests of the shareholders of AVF, and that the interests of the existing shareholders of AVF will not be diluted as a result of the transactions contemplated by the Plan. The Board of Trustees therefore has submitted the Plan for approval by the shareholders at the Special Meeting of Shareholders to be held on February 3, 1998. Approval of the Plan requires the vote of a majority of the outstanding voting securities of each AVF Portfolio.

         The Trustees of AVF have approved the Plan because they believe that, overall, it will benefit shareholders. In determining whether to recommend the approval of the proposed Reorganization to the shareholders, the Trustees considered a number of factors, including, but not limited to: (i) the fact that IMG will manage the investments of IMG Funds and will have access to additional investment personnel when IMG is acquired by AMCORE Financial, Inc.; (ii) the capabilities and resources of the other service providers of the IMG Funds in the areas of marketing, investment and shareholder services; (iii) the expenses and advisory fees applicable to AVF before the Reorganization and the estimated expense ratios and fees of IMG Funds after the Reorganization; (iv) the terms and conditions of the Plan and whether the proposed Reorganization will result in dilution of AVF shareholder interests; (v) the economies of scale realized through the combination of the funds, including the addition of assets from the acquisition by IMG Funds of other existing funds; (vi) the costs estimated to be incurred to complete the proposed Reorganization; (vii) the investment objectives and policies of the IMG Funds; and (viii) the future growth prospects of IMG Funds.

         In this regard, the Trustees of AVF reviewed information provided by IMG relating to the anticipated impact to the shareholders of AVF as a result of the proposed Reorganization. The Trustees considered the probability that the elimination of duplicative operations and the increase in the asset levels of IMG Funds after the proposed Reorganization will result in the following potential benefits for shareholders of AVF, although there can, of course, be no assurances in this regard:

               (1) ACHIEVEMENT OF ECONOMIES OF SCALE AND REDUCED PER SHARE EXPENSES. Combining the net assets of AVF with the assets of IMG Funds, and other funds being acquired by IMG Funds, generally should lead to reduced total operating expenses for shareholders of AVF on a per share basis, by allowing fixed and relatively fixed costs, such as accounting, legal and printing expenses, to be spread over a larger asset base.

               (2) ELIMINATION OF SEPARATE OPERATIONS. Consolidating AVF and IMG Funds will eliminate the duplication of services and expenses that currently exists as a result of their separate operations and will promote more efficient operations on a more cost-effective basis.

         The Trustees of AVF also considered the distribution capabilities of BISYS Fund Services, Inc., which will become the Distributor of the shares of IMG Funds. If BISYS Fund Services, Inc. is able to distribute IMG Funds shares successfully, growth in assets will make possible the realization of additional economies of scale and attendant savings in costs to IMG Funds and its shareholders. Of course, achievement of these goals cannot be assured.

         The Board of Trustees of AVF also considered certain possible disadvantages of the proposed Reorganization. Although fiduciary holders of AVF Equity shares should realize a decrease in annual operating expenses from 1.33% to 1.14%, retail and custodial shareholders will experience an increase in annual operating expenses from 1.33% to 1.39%, see "Expense Summary" hereafter. Possible changes in price volatility and credit risk, discussed above under "Investment Objectives, Policies and Restrictions," were also considered, along with the possibility that when the AVF Portfolios are combined with the IMG
Portfolios, certain existing portfolios of IMG Funds and certain other portfolios, some portfolios may experience net redemptions as shareholders adjust their investments in light of the portfolios available in the IMG Funds family.

EXPENSE SUMMARY

         The purpose of the following tables is to inform investors of the various costs and expenses they will bear, directly or indirectly, as shareholders of IMG Funds, and to compare those costs and expenses with the costs and expenses borne by shareholders of AVF during the past fiscal year. Present holders of shares of AVF Government will receive "T Shares" of IMG Government in the Reorganization. Present holders of shares of AVF Equity whose shares are held in a fiduciary account will receive "T Shares" of IMG Equity. All other shareholders of AVF Equity will receive "S Shares" of IMG Equity.

IMG FUNDS

SHAREHOLDER TRANSACTION EXPENSES


                                                IMG         IMG     IMG            IMG           IMG      IMG      IMG
                                            GOVERNMENT    INCOME  MUNICIPAL       EQUITY       BALANCED  GROWTH   LIMITED
                                        T SHARES S SHARES                    T SHARES S SHARES
SHAREHOLDER TRANSACTION EXPENSES
     Maximum Sales Load Imposed on
       Purchases (as a percentage of
       offering price)                     0.00%   0.00%    0.00%    0.00%     0.00%    0.00%   0.00%    0.00%    0.00%
     Maximum Sales Load Imposed on
       Reinvested Dividends (as a
       percentage of offering price)       0.00%   0.00%    0.00%    0.00%     0.00%    0.00%   0.00%    0.00%    0.00%
     Deferred Sales Load (as a
       percentage of original purchase
       price or redemption proceeds,
       as applicable)                      0.00%   0.00%    0.00%    0.00%     0.00%    0.00%   0.00%    0.00%    0.00%
     Redemption Fees (as a percentage
       of amount redeemed, if applicable)  0.00%   0.00%    0.00%    0.00%     0.00%    0.00%   0.00%    0.00%    0.00%
     Exchange Fee                         $0.00   $0.00    $0.00    $0.00     $0.00    $0.00   $0.00    $0.00    $0.00

ESTIMATED ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
     Management Fees                       0.40%   0.40%    0.60%    0.60%     0.75%    0.75%   0.75%    0.95%    0.60%
     12b-1 Fees 1                          0.00%   0.00%    0.00%    0.00%     0.00%    0.00%   0.00%    0.00%    0.00%
     Other Expenses 2                      0.37%   0.62%    0.41%    0.49%     0.39%    0.64%   0.61%    0.49%    0.46%
                                           -----   -----   ------   -------   ------   -----   -----    -----    -----
     Total Fund Operating Expenses
       After Waivers 3                     0.77%   1.02%    1.01%    1.09%     1.14%    1.39%   1.36%    1.44%    1.06%

1 The Company has  adopted a  Distribution  and  Shareholder  Service  Plan (the
"Plan") pursuant to which a Fund is authorized to pay or reimburse the Distributor a periodic amount calculated at an annual rate not to exceed 0.25% of the average daily net assets of such Fund ("distribution fees"). Currently, however, it is intended that no such amounts will be paid under the Plan by any of the Funds. Shareholders will be given at least 30 days' notice prior to the payment of any fees under the Plan.
2 The Company has adopted an Administrative Services Plan (the "Services Plan") pursuant to which a Fund is authorized to pay banks and other financial institutions which agree to provide certain ministerial, recordkeeping and/or administrative support services for their customers or account holders a periodic amount calculated at an annual rate not to exceed 0.25% of the average daily net assets of such Fund ("services fees"). Currently only S Shares of IMG Government and S Shares of IMG Equity pay service fees. The Company is not paying any services fees under the Services Plan for the other Funds; however, it may elect to pay such fees at any time without further notice to shareholders.
3 Absent the reduction of distribution fees and services fees, "Total Fund Operating Expenses" as a percentage of average daily net assets would have been 1.02% for IMG Government-T Shares, 1.27% for IMG Government-S Shares, 1.51% for IMG Income, 1.59% for IMG Municipal, 1.64% for IMG Equity-T Shares, 1.64% for IMG Equity-S Shares, 1.86% for IMG Balanced, 1.94% for IMG Growth and 1.56% for IMG Limited.

         The table reflects the current fees and an estimate of other expenses. From time to time, the Advisor and/or Distributor may voluntarily waive the Management Fees, the 12b-1 Distribution Fees and/or Administrative Servicing Fees and/or absorb certain expenses for a Fund. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers. Wire transfers may be used to transfer federal funds directly to/from the Funds' custodian bank.

EXAMPLE

You would pay the following expenses on a $1,000 investment in each Fund assuming, (1) a (hypothetical) five percent annual return and (2) redemption at the end of each time period.

                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                 ------     -------     -------     --------
        IMG Government-T Shares    $8         $25         $43         $95
        IMG Government-S Shares    $10        $32         $56         $125
        IMG Income                 $10        $32         $56         $124
        IMG Municipal              $11        $35         $60         $133
        IMG Equity-T Shares        $12        $36         $63         $139
        IMG Equity-S Shares        $14        $44         $76         $167
        IMG Balanced               $14        $43         $74         $164
        IMG Growth                 $15        $46         $79         $172
        IMG Limited                $11        $34         $58         $129

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. Actual expenses or rates of return may be more or less than those shown. The above Example is based on the expense information included in the previous Expense Summary. The Expense Summary and Examples do not reflect any charges that may be imposed by financial institutions on their customers.

AMCORE VINTAGE FUNDS

SHAREHOLDER TRANSACTION EXPENSES

                                                AVF      AVF      AVF      AVF    AVF      AVF        AVF
                                            GOVERNMENT INCOME  TAX-FREE  EQUITY BALANCED  GROWTH   TOTAL RETURN
SHAREHOLDER TRANSACTION EXPENSES 1
     Maximum Sales Load Imposed on Purchases
      (as a percentage of offering price)       0.00%    0.00%    0.00%    0.00%   0.00%    0.00%     0.00%
     Maximum Sales Load Imposed on
       Reinvested Dividends (as a
       percentage of offering price)            0.00%    0.00%    0.00%    0.00%   0.00%    0.00%     0.00%
     Deferred Sales Load (as a percentage of
       original purchase price or redemption
       proceeds, as applicable)                 0.00%    0.00%    0.00%    0.00%   0.00%    0.00%     0.00%
     Redemption Fees (as a percentage
       of amount redeemed, if applicable)       0.00%    0.00%    0.00%    0.00%   0.00%    0.00%     0.00%
     Exchange Fee                              $0.00    $0.00    $0.00    $0.00   $0.00    $0.00     $0.00

ESTIMATED ANNUAL FUND OPERATING EXPENSEs (as a percentage of average net assets)
     Management Fees                            0.40%    0.60%    0.60%    0.75%   0.75%    0.95%     0.60%
     12b-1 Fees 2                               0.00%    0.00%    0.00%    0.00%   0.00%    0.00%     0.00%
     Other Expenses                             0.36%    0.60%    0.68%    0.58%   0.80%    0.68%     0.65%
                                               ------   ------   ------   ------  ------   ------    ------
     Total Fund Operating Expenses
       After Waivers 3                          0.76%    1.20%    1.28%    1.33%   1.55%    1.63%     1.40%
                                               ------   ------   ------   ------  ------   ------    ------

1 A Participating Organization or a Bank may charge a Customer's account fees for automatic investment and other investment management services provided in connection with investment in the Fund.
2 The Company has  adopted a  Distribution  and  Shareholder  Service  Plan (the
"Plan") pursuant to which a Fund is authorized to pay or reimburse the Distributor a periodic amount calculated at an annual rate not to exceed 0.25% of the average daily net assets of such Fund ("distribution fees"). Currently, however, it is intended that no such amounts will be paid under the Plan by any of the Funds. Shareholders will be given at least 30 days' notice prior to the payment of any fees under the Plan. As a result of expenses payable in connection with the Plan, it is possible that long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers.
3 Absent the reduction of distribution fees and services fees, "Total Fund Operating Expenses" as a percentage of average daily net assets would have been 1.01% for IMG Government, 1.45% for IMG Income, 1.53% for IMG Municipal, 1.58% for IMG Equity, 1.80% for IMG Balanced, 1.88% for IMG Growth and 1.65% for IMG Limited.

EXAMPLE

You would pay the following expenses on a $1,000 investment in each Fund assuming, (1) a (hypothetical) five percent annual return and (2) redemption at the end of each time period.

                             1 YEAR     3 YEARS     5 YEARS     10 YEARS
                             ------     -------     -------     --------
        AVF Government        $9          $24         $42          $94
        AVF Income            $12         $38         $66          $145
        AVF Tax-Free          $13         $41         $70          $155
        AVF Equity            $14         $42         $73          $160
        AVF Balanced          $16         $49         $84          $185
        AVF Growth            $17         $51         $80          $193
        AVF Total Return      $14         $44         $77          $168

The purpose of the above table is to assist a potential purchaser of a Fund's Shares in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. Such expenses do not include any fees charged by AMCORE Investment Group N.A. or any of its affiliates to customer accounts which may have invested in Shares of the Fund. See "MANAGEMENT OF THE GROUP" and "GENERAL INFORMATION" in the Prospectus for a more complete discussion of the Shareholder transaction expenses and annual operating expenses for the Fund. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FEDERAL INCOME TAX CONSEQUENCES

         It is intended that the Reorganization will be tax-free, that is, that AVF shareholders will not recognize any gain or loss for federal income tax purposes on the exchange of AVF shares for shares of IMG Funds. Likewise, neither AVF nor IMG Funds should recognize any gain or loss for federal income tax purposes through the exchange of AVF assets and liabilities for shares of IMG Funds.

         Consummation of the Reorganization is subject to the condition that IMG Funds and Coventry receive an opinion from Cline, Williams, Wright, Johnson & Oldfather (which opinion has now been received) to the effect that for federal income tax purposes: (i) the transfer of all of the assets and liabilities of AVF (the "Acquired Funds") to IMG Funds in exchange for shares of IMG Funds and the distribution to shareholders of the Acquired Funds of the shares of IMG Funds so received, as described in the Plan, will constitute a reorganization within the meaning of Section 368(a)(1)(C) or Section 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (the "Code"); (ii) in accordance with Sections 361(a), 361(c)(1) and 357(a) of the Code, no gain or loss will be recognized by the Acquired Funds as a result of such transactions; (iii) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of the Acquired Funds or IMG Funds on the distribution of shares of IMG Funds to shareholders of the Acquired Funds in exchange for shares of the Acquired Funds; (iv) in accordance with Section 358(a)(1) of the Code, the basis of IMG Funds shares received by a shareholder of an Acquired Fund will be the same as the basis of the shareholder's shares immediately before the time when the Reorganization becomes effective;; (v) in accordance with Section 362(b) of the Code, the basis to IMG Funds of the assets of the Acquired Funds received pursuant to such transactions will be the same as the basis of the assets in the hands of the Acquired Funds immediately before such transactions; (vi) in accordance with Section 1223(1) of the Code, a shareholder's holding period for shares of IMG Funds will be determined by including the period for which the shareholder held the shares of the Acquired Fund exchanged therefor, provided such shares of the Acquired Fund were held as a capital asset; and (vii) in accordance with Section 1223(2) of the Code, the holding period for IMG Funds with respect to the assets received in the Reorganization will include the period for which such assets were held by the Acquired Funds.

         No party to the Reorganization has sought a tax ruling from the Internal Revenue Service ("IRS"). The opinion of counsel is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own advisers concerning the potential tax consequences to them, including state and local income tax consequences.

         Both IMG Funds and AVF have conformed their operations to the requirements of Subchapter M of the Code and, as a result, do not bear any corporate level federal or state income tax.

SHARES AND SHAREHOLDER RIGHTS

         IMG Funds is a Maryland corporation organized on November 16, 1994. The IMG Portfolios were created on October 30, 1997, to acquire the assets and continue the business of the corresponding substantially similar investment portfolios of Coventry, a Massachusetts business trust. Each share of an IMG Portfolio represents an equal proportionate interest in it and is entitled to such dividends and distributions out of the income earned on the assets belonging to it as are declared at the discretion of the Directors.

         The Charter of IMG Funds permits it, by resolution of its Board of Directors, to create new series of common stock relating to new investment portfolios or to subdivide existing series of Shares into subseries or classes. Classes could be utilized to create differing expense and fee structures for investors in the same IMG Portfolio. Differences could exist, for example, in the sales load, Rule 12b-1 fees or service plan fees applicable to different classes of Shares offered by a particular IMG Portfolio. Such an arrangement could enable IMG Funds to tailor its marketing efforts to a broader segment of the investing public with a goal of attracting additional investments. Reference is made to the IMG Funds Prospectus dated ______________, 1998, for a detailed description of the classes of shares now offered under the heading "Organization and Shares of the Funds."

         Shareholders of IMG Funds are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held. Shares of each IMG Portfolio will vote together and not by class unless otherwise required by law or permitted by the Board of Directors. All shareholders of each IMG Portfolio will vote together as a class on matters relating to that Portfolio's investment advisory agreement, investment objective and fundamental policies.

         Shares of IMG Funds have non-cumulative voting rights and, accordingly, the holders of more than 50 percent of IMG Funds outstanding shares (irrespective of class) may elect all of the Directors. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion, pursuant to the Charter of IMG Funds. When issued for payments as described in the Prospectus, shares will be fully paid and nonassessable. All shares are held in uncertificated form and will be evidenced by the appropriate notation on the books of the transfer agent.

         IMG Funds may operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act, just as AVF has operated without regular annual shareholder meetings. IMG Funds has adopted the appropriate provisions in its Bylaws and may, in its discretion, not hold annual meetings of shareholders for the election of Directors unless otherwise required by the 1940 Act. IMG Funds has also adopted provisions in its Bylaws for the removal of Directors by the shareholders. Shareholders may receive assistance in communicating with other shareholders as provided in
Section 16(c) of the 1940 Act.

         There normally will be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office has been elected by shareholders, at which time the Directors then in office will call a shareholders' meeting for the election of Directors. Shareholders may remove a Director by the affirmative vote of a majority of the outstanding voting shares. In addition, the Directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Director or for any other purpose when requested in writing to do so by the shareholders of record of not less than 10 percent of the outstanding voting securities.

         Although Coventry is organized as a Massachusetts business trust, there are no significant differences in the rights of AVF shareholders and IMG Funds shareholders. For a detailed description of the characteristics of the shares of Coventry and the rights of AVF shareholders, see "General Information-Description of the Group and its Shares" in the July 31, 1997 AVF Prospectus.

CAPITALIZATION

         The capitalization of each IMG Portfolio immediately after consummation of the Reorganization will be identical to the capitalization of each AVF Portfolio immediately prior to the consummation of the organization.
For that reason, pro forma capitalization is omitted.


                             IMG MUTUAL FUNDS, INC.

GENERAL. IMG Mutual Funds, Inc. ("IMG Funds") is a Maryland corporation organized in November 1994, and operates as an open-end diversified management investment company. For a general discussion of the IMG Portfolios, see the accompanying IMG Funds Prospectus dated __________, 1998. For the convenience of AVF shareholders, cross-references to such Prospectuses are set forth below.

CERTAIN EXPENSES AND FINANCIAL INFORMATION. No information on per-share income and capital changes is included in the IMG Funds _______, 1998 Prospectus because the IMG Portfolios have not yet commenced substantive operations. For a discussion of IMG Funds' expenses, see "Proposal 1: Agreement and Plan of Reorganization--Expense Summary" above and "Expense Summary" in the IMG Funds Prospectus.

INVESTMENT OBJECTIVES AND POLICIES. For a discussion of the IMG Portfolios' investment objectives and policies, see "Investment Objectives, Policies and Restrictions" in the IMG Funds Prospectus.

DIRECTORS AND OFFICERS. Overall responsibility for management of IMG Funds rests with the Board of Directors who are elected by the shareholders of IMG Funds. There are currently six Directors, two of whom are "interested persons" of IMG Funds within the meaning of that term under the 1940 Act. The Directors, in turn, elect the officers of IMG Funds to supervise actively its day-to-day operations.

         The names of the Directors and officers of IMG Funds, their addresses, and principal occupations during the past five years are as follows:

* David W. Miles          President, Treasurer and Senior Managing Director,
Director                  Investors Management Group

* Mark A. McClurg         Vice President, Secretary and Senior Managings
President and Director    Director, Investors Management Group

David Lundquist           Managing Director, Lundquist, Schlitz & Associates, a
Chairman of the Board     consulting company, 1996 to present
and Director

Johnny Danos              President, Danos, Inc., a personal investment company,
Director                  1994-present; Audit Partner, KPMG Peat Marwick,
                          1963-1994

Debra Johnson             Vice President and CFO, Business Publications
Director                  Corporation/Iowa Title Company, a publishing and
                          abstracting service company

Edward J. Stanek          CEO, Iowa Lottery, a government-operated lottery
Director

* Ruth L. Prochaska       Controller/Compliance Officer, Investors Management
Secretary                 Group


------------------
         * Denotes "interested persons," as defined in the 1940 Act, of IMG Funds and the Advisor.

INVESTMENT ADVISER AND ADMINISTRATOR. For a discussion of IMG and the services performed by it and its fees, see "Management and Fees" in the IMG Funds Prospectus.

DISTRIBUTOR. For a discussion of BISYS Fund Services, Inc.'s activities as the IMG Funds distributor, the services performed by it and its fees, see "Management and Fees" in the IMG Funds Prospectus.

SHARES. For a discussion of voting rights of shares of IMG Funds, see "Organization and Shares of the Funds" in the IMG Funds Prospectus.

REDEMPTION OF SHARES. For a discussion concerning redemption of shares of IMG Portfolios, see "Purchasing Shares" and "Redeeming Shares" in the IMG Funds Prospectus.

DIVIDENDS, Distributions and Tax Matters. For a discussion of the IMG Funds' policies with respect to dividends and distributions, see "Distributions and Taxes" in the IMG Funds Prospectus.

EXCHANGE PRIVILEGES. For a discussion of a Vintage Fund shareholder's right to exchange shares for shares of another IMG Fund, see "Purchasing Shares - Exchange Privilege" in the IMG Funds Prospectus.

LEGAL PROCEEDINGS. There are no pending material legal proceedings to which IMG Funds is a party.

SHAREHOLDER INQUIRIES. Shareholder inquiries relating to the IMG Portfolios or other IMG Funds portfolios may be addressed by writing to IMG, 2203 Grand Avenue, Des Moines, Iowa 50312-5338, or by calling toll free 800-798-1819.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE. Management discussion of fund performance is not included for the IMG Portfolios, which have not yet commenced operations.

                              AMCORE VINTAGE FUNDS

GENERAL. The Coventry Group ("Coventry") is a Massachusetts business trust which operates as an open-end diversified management investment company. The AMCORE Vintage Funds ("AVF") are a group of investment portfolios within Coventry. For a general discussion of AVF, see the accompanying AVF Prospectus dated July 31, 1997. For the convenience of shareholders, certain cross-references to such Prospectus are set forth below.

CERTAIN EXPENSES AND FINANCIAL INFORMATION. The AVF Prospectus contains information on per share income and capital changes, under the heading "Financial Highlights." For a discussion of AVF's expenses, see "Proposal 1:
Agreement and Plan of Reorganization--Expense Summary" above and "Fee Table" in the AVF Prospectus.

INVESTMENT OBJECTIVES AND POLICIES. For a discussion of AVF's investment objectives and policies, see "Investment Objectives, Policies and Risk Factors of the Funds" in the AVF Prospectus.

TRUSTEES AND OFFICERS. Overall responsibility for management of AVF rests with its Board of Trustees, who are elected by the shareholders. The Trustees elect the officers to supervise actively the day-to-day operations.

         The names of the Trustees and officers, their addresses, and principal occupations during the past five years are as follows:

                             Positions(s) Held       Principal Occupation
Name, Address and Age          With Coventry         During Past 5 Years
---------------------        ------------------      --------------------

* Walter B. Grimm            Chairman, President     From June 1992 to present,
3435 Stelzer Road            and Trustee             employee of BISYS Fund
Columbus, Ohio 43219                                 Services, from 1987 to
Age: 51                                              June 1992, President of
                                                     Leigh Investments
                                                     (Investment firm).

Maurice G. Stark             Trustee                 Retired. Until December 31,
505 King Avenue                                      1994, Vice President-
Columbus, Ohio 43201                                 Finance and Treasurer,
Age: 61                                              Battelle Memorial Institute
                                                     (scientific research and
                                                     development service
                                                     corporation).

Michael M. VanBuskirk        Trustee                 From June 1991 to present,
37 West Broad Street                                 Executive Vice President
Suite 1001                                           of The Ohio Bankers'
Columbus, Ohio 43215                                 Association (trade
Age: 49                                              association); from
                                                     September 1987 to June
                                                     1991, Vice President -
                                                     Communications, TRW
                                                     Information Systems Group
                                                     (electronic and space
                                                     engineering).

Chalmers P. Wylie            Trustee                 From April 1993 to present;
754 Stonewood Court                                  Counsel, Kegler Brown Hill
Columbus, Ohio 43235                                 & Ritter; from January 1993
Age: 76                                              to present, Adjunct
                                                     Professor, Ohio State
                                                     University; from January
                                                     1967 to January 1993,
                                                     member of the United States
                                                     House of Representatives
                                                     for the 15th District
                                                     of Ohio.

* Nancy E. Converse          Trustee                 From July 1990 to present,
3435 Stelzer Road                                    employee of BISYS Fund
Columbus, Ohio 43219                                 Services.
Age: 47

J. David Huber               Vice President          From June, 1987 to present,
3435 Stelzer Road                                    employee of BISYS Fund
Columbus, Ohio 43219                                 Services.
Age: 50

Thresa Dewar                 Treasurer               From March 1997 to present,
3435 Stelzer Road                                    employee of BISYS Fund
Columbus, Ohio 43219                                 Services, from September
Age: 47                                              1994 to March 1997
                                                     Independent Consultant;
                                                     from April 1975 to
                                                     September 1994, employee of
                                                     Federated Investors, Inc.

George L. Stevens            Secretary               From September 1996 to
3435 Stelzer Road                                    present, employee of BISYS
Columbus, Ohio 43219                                 Fund Services, from
Age: 45                                              Septemer 1995 to September
                                                     1996, Independent
                                                     Consultant, from September
                                                     1989 to September 1995,
                                                     Senior Vice President,
                                                     AMSouth Bank, N.A.
--------------------

*Mr. Grimm and Ms. Converse are each considered to be an "interested person" of Coventry as defined in the 1940 Act.

INVESTMENT ADVISOR AND ADMINISTRATOR. For a discussion of AMCORE Capital Management, Inc., The Winsbury Company and the services performed by them and their fees, see "Management of the Group" in the AVF Prospectus.

DISTRIBUTOR. For a discussion of BISYS Fund Services, Inc.'s activities as distributor, see "Management of the Group" in the AVF Prospectus.

SHARES. For a discussion of the significant attributes of AVF shares, see "General Information - Description of the Group and its Shares" in the AVF Prospectus.

REDEMPTION OR REPURCHASE OF SHARES. For a discussion concerning redemption or repurchase of shares of AVF, see "How to Purchase and Redeem Shares" in AVF Prospectus.

DIVIDENDS AND DISTRIBUTIONS. For a discussion of AVF policies with respect to dividends and distributions, see "Dividends and Taxes" in AVF Prospectus.

EXCHANGE PRIVILEGES. For a discussion of an AVF shareholder's right to exchange shares of an AVF Portfolio, see "How to Purchase and Redeem Shares" in the AVF Prospectus.

LEGAL PROCEEDINGS. There are no pending material legal proceedings to which AVF is a party.

SHAREHOLDER INQUIRIES. Shareholder inquiries relating to AVF may be addressed by writing to AVF at 3435 Stelzer Road, Columbus, Ohio 43219, or calling toll-free 800-438-6375.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE. Management's discussion of the performance of AVF is found in the annual report of AVF, which is incorporated by reference into the Statement of Additional Information relating to the July 31, 1997 Prospectus of AVF.

                     INFORMATION RELATING TO VOTING MATTERS

GENERAL INFORMATION

         This combined Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Board of Trustees of AVF for use at the Special Meeting of Shareholders to be held on February 3, 1998 (the "Meeting"). It is expected that the solicitation of proxies by the Board of Trustees will be primarily by mail. AVF's officers may also solicit proxies by telephone facsimile transmission or personal interview.

         The following table gives the total number of shares of AVF outstanding at the close of business on January 9, 1998, the record date for the meeting.

                  AVF Government...............................
                  AVF Income........................................
                  CVF Equity.........................................
                  AVF Tax-Free.......................................
                  AVF Balanced......................................
                  CVF Total Return ...............................
                  AVF Growth........................................

         Each shareholder of record on the record date is entitled to one vote for each share owned and a fractional vote for each fractional share owned on each matter presented for shareholder vote.

         If the accompanying proxy is executed and returned in time for the Meeting, the shares presented thereby will be voted in accordance with the proxy on all matters that may properly come before the Meeting. If no specification is made, the proxy will be voted FOR the enumerated proposal. Any shareholder submitting a proxy may revoke it at any time before it is exercised by submitting to Coventry, c/o Secretary, 3435 Stelzer Road, Columbus, Ohio 43219, a written notice of revocation or a subsequently executed proxy or by attending the meeting and electing to vote in person.

SHAREHOLDER AND BOARD APPROVAL

         The Agreement and Plan of Reorganization will not become effective unless approved by a majority of outstanding shares of each AVF Portfolio. Broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular mater with respect to which the brokers or nominees do not have discretionary power) will be deemed to be abstentions. An abstention will have the same effect as casting a vote against the Reorganization.

         The vote of the shareholders of IMG Funds is not being solicited in connection with the approval of the Plan since their approval or consent is not necessary for the completion of the Reorganization.

         As of the Record Date, all of the officers and Directors of AVF beneficially owned, individually and as a group, less than 1% of the shares of AVF. No person owned of record or beneficially 5% or more of the outstanding shares of either AVF or an AVF fund as of November 30, 1997, except Swebak & Company, Corelink Financial, Inc., and Firwood.

QUORUM

         In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve a particular proposal are not received, the persons named as proxies, or their substitutes, may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the particular proposal in favor of such adjournments, and will vote those proxies required to be voted AGAINST such proposal against any adjournment. Under the Declaration of Trust of Coventry, a quorum is constituted by the presence in person or by proxy of the holders of % of the aggregate outstanding shares of the Portfolios entitled to vote at the Meeting. If a proxy is properly executed and returned and is marked with an abstention, the shares represented thereby will be considered to be present at the Meeting for the purpose of determining the existence of a quorum for the transaction of business.

                      INFORMATION FILED WITH THE SECURITIES
                             AND EXCHANGE COMMISSION

         This combined Proxy Statement/Prospectus and the related Statement of Additional information do not contain all of the information set forth in the registration statements and the exhibits relating thereto which IMG Mutual
Funds, Inc., and the Coventry Group, respectively, have filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the 1940 Act to which reference is hereby made. The SEC file number for the AVF Prospectus and the related Statement of Additional Information which are incorporated by reference herein is Registration No. 33-________. The SEC file number for the IMG Funds Prospectus and related Statement of Additional Information which are incorporated by reference herein is Registration No. 33-81998.

         IMG Mutual Funds, Inc. and The Coventry Group are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith, file reports and other information with the SEC. Proxy material, reports, proxy and information statements, registration statements and other information can be inspected and copied at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such filings may also be available at the following SEC regional offices: Northwestern Atrium, 500 West Madison Street, Suite 1400, Chicago, IL 60661-2511; 7 World Trade Center, Suite 1300, New York, NY 10048 and 73 Tremont Street, Suite 600, Boston, MA 02108-3912. Copies of such materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549, at prescribed rates.

                                 OTHER BUSINESS

         The Fund's Board of Trustees knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                                  LEGAL MATTERS

         Certain legal matters concerning the issuance of shares in the Reorganization will be passed upon for IMG Mutual Funds, Inc. by Ober, Kaler, Grimes & Shriver, 120 E. Baltimore Street, Baltimore, Maryland 21202. Certain tax matters will be passed upon by Cline, Williams, Wright, Johnson & Oldfather, 1900 First Bank Building, 233 South 13th Street, Lincoln, Nebraska 68508. Cline, Williams, Wright, Johnson & Oldfather acts as legal counsel to IMG Mutual Funds, Inc., Investors Management Group, and other funds and entities managed by Investors Management Group.

                              SHAREHOLDER INQUIRIES

         Shareholder inquiries may be addressed to the Funds in writing at the address on the cover page of this combined Proxy Statement/Prospectus or by telephoning 800-438-6375.

                                      * * *

SHAREHOLDERS  WHO DO NOT EXPECT TO BE PRESENT AT THE  MEETING ARE  REQUESTED  TO
DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                                     EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT made as of the ___ day of November 1997, is made by and between IMG Mutual Funds, Inc., a Maryland corporation ("IMG Funds") and The Coventry Group, a Massachusetts business trust ("Coventry").

                                   WITNESSETH:

         WHEREAS, the Board of Directors of IMG Funds, and the Board of Trustees of Coventry, each an open-end management investment company, deem it advisable that IMG Funds acquire certain portfolios (the "Acquired Funds") hereinafter identified of Coventry in exchange for the assumption by IMG Funds of all of the liabilities of the Acquired Funds and the issuance of shares of IMG Funds which are thereafter to be distributed by Coventry in complete liquidation and termination of the Acquired Funds and in exchange for all of the outstanding shares of the Acquired Funds, with the intent that the transactions described herein shall qualify as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986 (the "Reorganization"); and

         WHEREAS, the portfolios of Coventry to be acquired pursuant to this Agreement are AMCORE Vintage U.S. Government Obligations Fund (the "Government Fund"), AMCORE Vintage Fixed Income Fund (the "Income Fund"), AMCORE Vintage Intermediate Tax-Free Fund (the "Tax-Free Fund"), AMCORE Vintage Equity Fund (the "Equity Fund"), AMCORE Vintage Balanced Fund (the "Balanced Fund"), AMCORE Vintage Aggressive Growth Fund (the "Growth Fund") and AMCORE Vintage Fixed Total Return Fund (the "Total Return Fund"), each an "Acquired Fund" and, collectively, the "Acquired Funds";

         NOW  THEREFORE,   in   consideration  of  the  mutual  promises  herein
contained, each of the parties hereto represents and warrants to, and agrees with the other party as follows:

         1. IMG Funds hereby represents, warrants and covenants to Coventry that:

               (a) IMG Funds is a corporation with transferable shares duly organized and validly existing under the laws of Maryland, and has full power to own its properties and assets and to carry on its business as such business is now being conducted.

               (b) IMG Funds' statement of assets and liabilities as of April 30, 1997, and the related statements of operations and changes in net assets for the fiscal year ended April 30, 1997, all as audited by KPMG Peat Marwick LLP, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis. Such statement of assets and liabilities fairly presents the financial position and net assets of IMG Funds as of such date and such statements of operations and changes in net assets fairly present the results of its operations for the period covered thereby;

               (c) There are no claims, actions, suits or proceedings pending or, to its knowledge, threatened against or affecting IMG Funds or its properties or business or its right to issue and sell shares, or which would prevent or hinder consummation of the transactions contemplated hereby, and it is not charged with or, to IMG Funds' knowledge, threatened with any charge or investigation of, any violation of any provision of any federal, state or local law or any administrative ruling or regulation relating to any aspect of its business or the issuance or sale of its shares;

               (d) IMG Funds is not a party to or subject to any judgment or decree or order entered in any suit or proceeding brought by any governmental agency or by any other person enjoining it in respect of, or the effect of which is to prohibit, any business practice or the acquisition of any property or the conduct of business by it or the issuance or sale of its shares in any area;

               (e) IMG Funds has filed all tax returns required to be filed, has no liability for any unpaid taxes and has made a proper election to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code") for each of its taxable years. IMG Funds has not committed any action or failed to perform any necessary action that would render invalid its election to be treated as a regulated investment company for any of its taxable years;

               (f) The authorization, execution and delivery of this Agreement on behalf of IMG Funds does not, and the consummation of the transactions contemplated hereby will not violate, or conflict with any provision of IMG Funds' Charter or By-Laws, or any provision of, or result in the acceleration of any obligation under, any mortgage, lien, lease, agreement, instrument, order, arbitration award, judgment or decree to which it is party or by which it or any of its assets is bound, or violate or conflict with any other material contractual or statutory restriction of any kind or character to which it is subject;

               (g) This Agreement has been duly authorized, executed, and delivered by IMG Funds and constitutes a valid and binding agreement of IMG Funds and all governmental and other approvals required for IMG Funds to carry out the transactions contemplated hereunder have been or on or prior to the Closing Date (as herein defined) will have been obtained. IMG Funds will comply with all applicable laws and regulations in carrying out the transactions contemplated hereunder, including, without limitation, the Investment Company Act of 1940, as amended (the "1940 Act");

               (h) IMG Funds is registered under the 1940 Act as an open-end, diversified management investment company. IMG Funds is currently in compliance with the 1940 Act and the rules of the Securities and Exchange Commission (the "Commission") promulgated thereunder.

               (i)  On the Closing Date,  IMG Funds will own its assets free and
                    clear  of  all   liens,   claims,   charges,   options   and
                    encumbrances;

               (j) On or before the Closing Date IMG Funds will have created and registered shares of seven new series (collectively, the "Vintage Clone Funds") each of which series will be a portfolio of securities managed under investment objectives, policies and restrictions substantially similar to one of the Acquired Funds, as more fully described below;

               (k) On the Closing Date the shares of the Vintage Clone Funds to be delivered to Coventry hereunder shall have been registered under the Securities Act of 1933, as amended (the "1933 Act") and duly authorized, and, when issued and delivered pursuant to this Agreement, will be validly issued, fully paid and nonassessable; and IMG Funds will comply with all applicable laws in connection with the issuance of such shares and shall not be subject to a stop-order of the Commission in connection therewith; and

               (l) On the Closing Date, the shares of the Vintage Clone Funds to be delivered to Coventry hereunder shall have been registered with the appropriate securities administrator or agency of each state under whose securities law such registration is required.

         2. Coventry hereby represents, warrants and covenants to IMG Funds that:

               (a) Coventry is a business trust, with transferable shares, duly organized and validly existing under the laws of the State of Massachusetts, and has full power to own its properties and assets and to carry on its business as such business is now being conducted.

               (b) The statement of assets and liabilities as of March 31, 1997, and the related statements of operations and changes in net assets for the fiscal year ended March 31, 1997 of each Acquired Fund, all as audited by Ernst & Young LLP, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis. Each such statement of assets and liabilities fairly presents the financial position and net assets of such Acquired Fund as of such date and such statements of operations and changes in net assets fairly present the results of its operations for the period covered thereby. All books, records and accounts of the Acquired Funds have been maintained in accordance with applicable legal requirements and generally accepted accounting principles applicable to investment companies;

               (c) There are no claims, actions, suits or proceedings pending or, to its knowledge, threatened against or affecting Coventry or its properties or business or its right to issue and sell shares, or which would prevent or hinder consummation of the transactions contemplated hereby, and it is not charged with or, to Coventry's knowledge, threatened with any charge or investigation of, any violation of any provision of any federal, state or local law or any administrative ruling or regulation relating to any aspect of its business or the issuance or sale of its shares;

               (d) Coventry is not a party to or subject to any judgment or decree or order entered in any suit or proceeding brought by any governmental agency or by any other person enjoining it in respect of, or the effect of which is to prohibit, any business practice or the acquisition of any property or the conduct of business by it or the issuance or sale of its shares in any area;

               (e) Coventry has filed all tax returns required to be filed, has no liability for any unpaid taxes and has made a proper election to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code") for each of its taxable years. Coventry has not committed any action or failed to perform any necessary action that would render invalid its election to be treated as a regulated investment company for any of its taxable years;

               (f) The authorization, execution and delivery of this Agreement on behalf of Coventry does not, and the consummation of the transactions contemplated hereby, subject to the approval of shareholders of the Acquired Funds as referred to in paragraph 11, will not violate, or conflict with any provision of Coventry's Declaration of Trust or By-Laws, or any provision of, or result in the acceleration of any obligation under, any mortgage, lien, lease, agreement, instrument, order, arbitration award, judgment or decree to which it is a party or by which it or any of its assets is bound, or violate or conflict with any other material contractual or statutory restriction of any kind or character to which it is subject;

               (g) This Agreement has been duly authorized, executed, and delivered by Coventry and constitutes a valid and binding agreement of Coventry and all governmental and other approvals required for Coventry to carry out the transactions contemplated hereunder have been or on or prior to the Closing Date (as herein defined) will have been obtained;

               (h) On the Closing Date, Coventry and each Acquired Fund will own its assets free and clear of all liens, claims, charges, options and encumbrances and, except for the various agreements listed in Part C of Coventry's current Form N-1A Registration Statement under the 1933 Act and 1940 Act, there will be no material contracts or agreements (other than this Agreement) outstanding to which Coventry is a party or to which it is subject;

               (i) On the Closing Date, subject to the approval of shareholders of the Acquired Funds as referred to in paragraph 11, Coventry will have full right, power and authority to sell, assign and deliver the assets to be sold, assigned, transferred and delivered to IMG Funds hereunder, and upon delivery and payment for such assets, IMG Funds will acquire good and marketable title thereto free and clear of all liens, claims, charges, options and encumbrances;

               (j) Coventry will declare to shareholders of record of each Acquired Fund immediately prior to the Closing Date a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders all of the investment company taxable income of each Acquired Fund (computed without regard to any deduction for dividends paid) and all of the net realized capital gains, if any, through the close of business on the business day immediately preceding the Closing Date; and

               (k) Coventry will, from time to time, as and when requested by IMG Funds, execute and deliver or cause to be executed and delivered, all such assignments and other instruments, and will take and cause to be taken such further action, as IMG Funds may deem necessary or desirable in order to vest in and confirm to IMG Funds, title to and possession of all the assets of Coventry to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Agreement.

         3. Based on the respective representations and warranties, subject to the terms and conditions contained herein, Coventry agrees to transfer to IMG Funds and IMG Funds agrees to acquire from Coventry, all the assets of the Acquired Funds on the Closing Date and to assume from Coventry all of the liabilities of the Acquired Fund in exchange for the issuance of the number of shares of Vintage Clone Funds provided in
                  Section 4 which will be subsequently distributed pro rata to the shareholders of the Acquired Funds in complete liquidation and termination of the Acquired Funds and in exchange for all of the outstanding shares of the Acquired Funds. Coventry shall not issue, sell or transfer any of its shares after the Closing Date, and only redemption requests received by
                  Coventry in proper form prior to the Closing Date shall be fulfilled by Coventry. Redemption requests received by Coventry thereafter shall be treated as requests for redemption of those shares of Vintage Clone Funds allocable to the shareholder in question as provided in Section 6 of this Agreement.

         4. On the Closing Date, IMG Funds will issue to Coventry a number of full and fractional shares of each Vintage Clone Fund, taken at their then net asset value, having an aggregate net asset value equal to the value of the net assets of the corresponding Acquired Fund, that is, shares of Vintage Government Assets Fund for assets of the Government Fund; shares of Vintage Income Fund for assets of the Income Fund; shares of Vintage Municipal Bond Fund for assets of the Tax-Free Fund; shares of Vintage Equity Fund for assets of the Equity Fund; shares of Vintage Balanced Fund for assets of the Balanced Fund; shares of Vintage Aggressive Growth Fund for assets of the Growth Fund; and shares of Vintage Limited Term Bond Fund for assets of the Total Return Fund. The aggregate value of the net assets of each Acquired Fund and each Vintage Clone Fund shall be determined in accordance with the then current Prospectus of IMG Funds as of 3:00 p.m. Central
                  Standard Time on the business day immediately preceding the Closing Date, unless the parties agree to determine such values as of another date (the "Valuation Date").

         5. The closing of the transaction contemplated in this Agreement (the "Closing") shall be held at the offices of IMG, 2203 Grand Avenue, Des Moines, Iowa 50312-5338 (or at such other place as the parties hereto may agree) at 3:00 p.m. Central Standard Time on February 5, 1998, or on such earlier or later date as the parties hereto may mutually agree. The date on which the Closing is to be held as provided in this Agreement shall be known as the "Closing Date".

                  In the event that on the proposed Valuation Date or Closing Date (a) the New York Stock Exchange is closed for other than customary week-end and holiday closings or (b) trading on said Exchange is restricted or (c) an emergency exists as a result of which it is not reasonably practicable for either the Vintage Clone Funds or the Acquired Funds to fairly determine the value of their respective assets, the Closing shall be postponed until the first business day after the day on which trading shall have been fully resumed.

         6.       As soon as practicable after the Closing Date,  Coventry shall
                  (a) distribute on a pro rata basis to each shareholder of record of the Acquired Funds at the close of business on the Valuation Date the shares of the appropriate Vintage Clone Fund received by Coventry at the Closing in exchange for each such shareholder's shares of an Acquired Fund and (b) liquidate and dissolve the Acquired Funds in accordance with applicable law and its Declaration of Trust.

                  For purposes of the distribution of shares of the Vintage Clone Funds to shareholders of the Acquired Funds, IMG Funds shall credit on the books of each Vintage Clone Fund an appropriate number of shares of such Vintage Clone Fund to the account of each shareholder of the corresponding Acquired Fund. No certificates will be issued for shares of the Vintage Clone Funds. After the Closing Date and until surrendered, each outstanding certificate which, prior to the Closing Date, represented shares of an Acquired Fund, shall be deemed for all purposes of IMG Funds' Charter and By-Laws to evidence the appropriate number of shares of the corresponding Vintage Clone Fund to be credited on the books of IMG Funds in respect of such shares of such Acquired Fund as provided above.

         7. Subsequent to the execution of this Agreement and prior to the Closing Date, Coventry shall deliver to IMG Funds a list setting forth the assets to be assigned, delivered and transferred by each Acquired Fund to IMG Funds, including the securities then owned by each such Acquired Fund and the respective federal income tax basis (on an identified cost basis) thereof, and the liabilities to be assumed by IMG Funds pursuant to this Agreement.

         8. All portfolio securities of each Acquired Fund shall be delivered by Coventry's custodian on the Closing Date to IMG
                  Funds or its custodian, either endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the practice of brokers or, if such securities are held in a securities depository within the meaning of Rule 17f-4 under the 1940 Act, transferred to an account in the name of IMG Funds or its custodian with said depository. All cash to be delivered pursuant to this Agreement shall be wire transferred from Coventry's account at its custodian to IMG Funds' account at its custodian. If on the Closing Date Coventry is unable to make good delivery pursuant to this Section 8 to IMG Funds' custodian of any of Coventry's portfolio securities because such securities have not yet been delivered to Coventry's custodian by its broker or by the transfer agent for such securities, then the delivery requirement of this Section 8 with respect to such securities shall be waived, and Coventry shall deliver to IMG Funds' custodian on or by said Closing Date with respect to said undelivered securities executed copies of an agreement of assignment in a form satisfactory to IMG Funds, and a due bill or due bills in form and substance satisfactory to the custodian, together with such other documents including brokers' confirmations, as may be reasonably required by IMG Funds.

         9. The obligations of IMG Funds under this Agreement shall be subject to receipt by IMG Funds on or prior to the Closing Date of:

               (a) Copies of the resolutions adopted by the Board of Trustees of Coventry and the shareholders of each Acquired Fund authorizing the execution and performance of this Agreement by Coventry and the transactions contemplated hereunder, certified by the Secretary or Assistant Secretary of Coventry;

               (b) A certificate of the Secretary or Assistant Secretary of Coventry as to the signatures and incumbency of its officers who executed this Agreement on behalf of Coventry and any other documents delivered in connection with the transactions contemplated thereby on behalf of Coventry;

               (c) A certificate of an appropriate officer of Coventry as to the fulfillment of all agreements and conditions on its part to be fulfilled hereunder at or prior to the Closing Date and to the effect that the representations and warranties of Coventry are true and correct in all material respects at and as of the Closing Date as if made at and as of such date;

               (d) Such other documents as IMG Funds may reasonably request to show fulfillment of the purposes and conditions of this Agreement; and

               (e) An opinion of Dechert Price & Rhoads in form reasonably satisfactory to IMG Funds and dated as of the Closing Date of the Reorganization, substantially to the effect that (i) Coventry is a Massachusetts business trust duly established and validly existing under the laws of the State of Massachusetts; (ii) the shares of the Acquired Funds to be delivered to IMG Funds as provided by this Agreement are duly authorized and are validly issued, fully paid and non-assessable; (iii) this Agreement has been duly authorized, executed and delivered by Coventry, and represents a legal, valid and binding contract enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application relating to or affecting creditors' rights generally and to the application of general principles of equity; and (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Declaration of Trust or Bylaws of Coventry or any material contract known to such counsel to which Coventry is a party or by which it is bound.

         10. The obligations of Coventry under this Agreement shall be subject to receipt by Coventry on or prior to the Closing Date of:

               (a) Copies of the resolutions adopted by the Board of Directors of IMG Funds authorizing the execution and performance of this Agreement and the transactions contemplated hereunder, certified by the Secretary or Assistant Secretary of IMG Funds;

               (b) A certificate of the Secretary or Assistant Secretary of IMG Funds as to the signatures and incumbency of its officers who executed this Agreement on behalf of IMG Funds and any other documents delivered in connection with the transactions contemplated thereby on behalf of IMG Funds;

               (c) A certificate of an appropriate officer of IMG Funds as to the fulfillment of all agreements and conditions on its part to be fulfilled hereunder at or prior to the Closing Date and to the effect that the representations and warranties of IMG Funds are true and correct in all material respects at and as of the Closing Date as if made at and as of such date;

               (d) Such other documents as Coventry may reasonably request to show fulfillment of the purposes and conditions of this Agreement;

               (e) An opinion of Cline, Williams, Wright, Johnson & Oldfather in form reasonably satisfactory to Coventry and dated as of the Closing Date of the Reorganization, substantially to the effect that (i) IMG Funds is a Maryland corporation duly established and validly existing under the laws of the State of Maryland; (ii) the shares of the Vintage Clone Funds to be delivered to Coventry as provided for by this Agreement are duly authorized and upon delivery will be validly issued, fully paid and non-assessable by IMG Funds; (iii) this Agreement has been duly authorized, executed and delivered by IMG Funds, and represents a legal, valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application relating to or affecting creditors' rights generally and to the application of general principles of equity; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Articles of Incorporation or By-Laws of IMG Funds or any material contract known to such counsel to which IMG Funds is a party or by which it is bound and (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by IMG Funds of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those Acts and such as may be required by state securities laws or such as may be required subsequent to the Closing of the Reorganization.

               (f) An opinion of Cline, Williams, Wright, Johnson & Oldfather addressed to IMG Funds and Coventry in form reasonably satisfactory to them, and dated as of the Closing Date of the Reorganization, substantially to the effect that, for federal income tax purposes (i) the transfer by each Acquired Fund of all of its assets to the corresponding Vintage Clone Fund in exchange for shares of the corresponding Vintage Clone Fund, and the distribution of such shares to the shareholders of the Acquired Fund, as provided in this Agreement, will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code; (ii) no income, gain or loss will be recognized by the Acquired Funds as a result of such transactions; (iii) no income, gain or loss will be recognized by the Vintage Clone Funds as a result of such transactions; (iv) no income, gain or loss will be recognized by the Acquired Funds on the distribution to them by the Acquired Funds of shares of the corresponding Vintage Clone Funds in exchange for their shares of the Acquired Funds (but shareholders of an Acquired Fund subject to taxation will recognize income upon receipt of any net investment income or net capital gains of such Vintage Clone Fund which are distributed by such Acquired Fund prior to the Closing Date of the Reorganization); (v) the tax basis of the Vintage Clone Fund shares received by each shareholder of an Acquired Fund will be the same as the tax basis of the shareholder's Acquired Fund shares exchanged therefor; (vi) the tax basis of the Acquired Fund assets received by each Vintage Clone Fund will be the same as the basis of such Fund assets in the hands of the corresponding Acquired Fund immediately prior to the transactions; (vii) a shareholder's holding period for Vintage Clone Fund shares will be determined by including the period for which the shareholder held the shares of the Acquired Fund exchanged therefor, provided that the shareholder held such shares for the Vintage Clone Fund as a capital asset at the Closing of the
                    Reorganization; (viii) the holding period of each Vintage Clone Fund with respect to the Acquired Fund Assets will include the period for which such Fund assets were held by the corresponding Acquired Fund provided that the Acquired Fund held such assets as capital assets; and (ix) each Vintage Clone Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of the corresponding Acquired Fund as of the Closing of the Reorganization.

         11. The obligations of the parties under this Agreement shall be subject to:

               (a) Any required approval, at a meeting duly called for the purpose, of the holders of the outstanding shares of each Acquired Fund, of this Agreement and the transactions contemplated hereunder.

               (b) The right to abandon and terminate this Agreement, if either Coventry or IMG Funds believes that the consummation of the transactions contemplated hereunder would not be in the best interests of its shareholders.

         12. IMG Funds will pay its own and Coventry's out-of-pocket fees and expenses incurred in connection with the transactions contemplated under this Agreement, including, but not limited to, accountants' fees, legal fees, registration fees, filing fees, printing expenses, transfer taxes (if any) and the fees of banks, custodians and transfer agents.

         13. This Agreement may be amended by an instrument executed by the duly authorized officers of Coventry and IMG Funds at any time, except that after approval by the shareholders of the Acquired Funds, no amendment may be made with respect to the Agreement which, in the opinion of the Board of Trustees of Coventry, materially adversely affects the interests of the shareholders of Coventry. At any time Coventry or IMG Funds may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein.

         14. In addition to the right to terminate this Agreement described in paragraph 11, this Agreement may be terminated and the plan described in the Agreement abandoned at any time prior to the Closing Date, whether before or after action thereon by the shareholders of the Acquired Funds and notwithstanding favorable action by such shareholders, by mutual consent of the Board of Directors of IMG Funds and the Board of Trustees of Coventry. This Agreement may also be terminated by action of the Board of Directors of IMG Funds or the Board of Trustees of Coventry, if:

               (a) The plan described in the Agreement shall not have become effective by April 1, 1998 (hereinafter called the "Final Date") unless such Final Date shall have been changed by mutual agreement; or

               (b) Either Coventry or IMG Funds shall, at the Final Date, have failed to comply with any of its agreements; or

               (c) Prior to the Final Date any one or more of the conditions to the obligations of IMG Funds or Coventry contained in this Agreement shall not be fulfilled to the reasonable satisfaction of IMG Funds and its counsel or Coventry and its counsel or it shall become evident to IMG Funds or Coventry that any of such conditions are incapable of being fulfilled.

         15. This Agreement shall bind and inure to the benefit of the parties hereto and is not intended to confer upon any other person any rights or remedies hereunder.

         16. The parties hereto represent and warrant that they have not employed any broker, finder or intermediary in connection with this transaction who might be entitled to a finder's fee or other similar fee or commission.

         17. All prior or contemporaneous agreements and representations are hereby merged into this Agreement, which constitutes the entire contract between the parties hereto.

         18       This   Agreement   shall  be  governed  by  and  construed  in
                  accordance with the laws of the State of Iowa.

         19. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more of the counterparts has been signed by all parties hereto.

         20. Coventry shall indemnify, defend and hold harmless IMG Funds, its officers, directors, employees and agents against all losses, claims, demands, liabilities and expenses, including reasonable legal and other expenses incurred in defending claims or liabilities, whether or not resulting in any liability to IMG Funds, its officers, directors, employees or agents, arising out of or based on (i) any breach by Coventry of any of its representations, warranties, covenants or agreements set forth in this Agreement, or (ii) any untrue statement or alleged untrue statement of a material fact provided by Coventry and contained in any proxy statement for Coventry, as filed with the Commission or any amendment or supplement thereto, or any notification prepared by or on behalf of Coventry and filed with any state regulatory agency, or in any information provided by Coventry included in any proxy statement or registration statement filed by IMG Funds with the Securities and Exchange Commission or any amendment or supplement thereto; or which shall arise out of or be based upon any omission or alleged omission to state therein a material fact required to be stated in any such proxy statement, registration statement or application necessary to make the statements therein not misleading. This indemnity provision shall survive the termination of this Agreement.

         21. IMG Funds shall indemnify, defend and hold harmless Coventry, its officers, trustees, employees and agents against all losses, claims, demands, liabilities and expenses, including reasonable legal and other expenses incurred in defending claims or liabilities, whether or not resulting in any liability to Coventry, its officers, trustees, employees or agents, arising out of or based on (i) any breach by IMG Funds of any of its representations, warranties, covenants or agreements set forth in this Agreement, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any registration statement on Form N-1A or Form N-14 for IMG Funds, as filed with the Securities and Exchange Commission or any amendment or supplement thereto, or any notification prepared by or on behalf of IMG Funds and submitted to any state regulatory agency regarding the sale of shares of IMG Funds under the securities laws thereof; or
                  which shall arise out of or be based upon any omission or alleged omission to state therein a material fact required to be stated in any such registration statement or application necessary to make the statements therein not misleading; provided, however, IMG Funds shall not be required to indemnify Coventry, its officers, directors, employees and agents against any loss, claim, demand, liability or expense arising out of any information provided by Coventry included in any registration statement filed by IMG Funds with the Securities and Exchange Commission or any amendment or supplement thereto. This indemnity provision shall survive the termination of this Agreement.

         22. The execution of this Agreement has been authorized by the Board of Directors of IMG Funds and by the Board of Trustees of Coventry.

                   The  Declaration  of Trust for The  Coventry  Group a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides (i) that the name The Coventry Group refers to the trustees under the Declaration of Trust collectively as trustees and not as individuals or personally, (ii) that no shareholder shall be subject to any personal liability whatsoever to any person in connection with trust property or the acts, obligations or affairs of the trust, and (iii) that no trustee, officer, employee or agent of the trust shall be subject to any personal liability whatsoever to any person, other than to the trust or its shareholders, in connection with trust property or the affairs of the trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such person; and all such persons shall look solely to the trust property for satisfaction of claims of any nature arising in connection with the affairs of the trust.

              IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and attested by their officers thereunto duly authorized, as of the date first written above.


                                        IMG MUTUAL FUNDS, INC.
Attest

By: _______________________             By: ________________________
Title: _____________________            Title: _______________________



                                        THE COVENTRY GROUP

Attest

By: _______________________             By: ________________________
Title: _____________________            Title: _______________________

     TABLE OF CONTENTS

                                                                      Page
                                                                      ----

SYNOPSIS........................................................

RISK FACTORS....................................................

PROPOSAL 1: AGREEMENT AND PLAN OF
REORGANIZATION..................................................

IMG MUTUAL FUNDS, INC...........................................

AMCORE VINTAGE FUNDS............................................

CAPITAL VALUE FUND, INC.........................................

INFORMATION RELATING TO VOTING MATTERS..........................

INFORMATION FILED WITH THE SECURITIES AND
EXCHANGE COMMISSION.............................................

OTHER BUSINESS..................................................

LEGAL MATTERS...................................................

SHAREHOLDER INQUIRIES...........................................

EXHIBIT A--AGREEMENT AND
PLAN OF REORGANIZATION..........................................

                               THE COVENTRY GROUP
                       AMCORE VINTAGE ______________ FUND
                         PROXY FOR A SPECIAL MEETING OF
                         SHAREHOLDERS, FEBRUARY 3, 1998


This Proxy is solicited on behalf of the Trustees of the Fund

The undersigned hereby appoints ___________, _________________, and __________________, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of AMCORE Vintage Fund on February 3, 1998, at 10:00 a.m., Central Standard Time, and at any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE DIRECTORS RECOMMEND A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE.

PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

NOTE:Please sign exactly as name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such; if a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

CHANGE OF ADDRESS NOTIFICATION. Please use this form to inform us of any change in address or telephone number. Detach this form from the Proxy Ballot and return it with your executed Proxy in the enclosed envelope.

Has your address changed?

         1. Approval of the Agreement and Plan of Reorganization by and between The Coventry Group and IMG Mutual Funds, Inc. providing for the transfer of all of the assets of the AMCORE Vintage Fund (the "Fund") to IMG Mutual Funds, Inc. in exchange for shares of IMG Mutual Funds, Inc. and the assumption by IMG Mutual Funds, Inc. of all of the liabilities of the Fund, followed by the dissolution and liquidation of the Fund and the distribution of shares of IMG Mutual Funds, Inc. to the shareholders of the Fund.

                       FOR              AGAINST           ABSTAIN
                      [   ]             [   ]              [   ]

      Please be sure to sign and date this Proxy:


      ------------------------------------
      Shareholder sign here


      ----------------------------------
      Co-owner sign here


      Dated: ____________________, 1998.

                             IMG Mutual Funds, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION.

This Statement of Additional Information contains or incorporates information which may be of interest to investors but which is not included in the combined Proxy Statement/Prospectus (the "Prospectus") of IMG Mutual Funds, Inc. dated January 12, 1998, relating to the transfer of assets from portfolios of The Coventry Group (the "AVF Portfolios") to corresponding portfolios of IMG Mutual Funds, Inc. The Statement of Additional Information for the AVF Portfolios dated July 31, 1997 and the Statement of Additional Information for IMG Mutual Funds, Inc. dated , 1998, have been filed with the Securities and Exchange Commission and are incorporated herein by reference. This Statement is not a Prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus. A copy of the ___________, 1998 Prospectus may be obtained, without charge, by writing The Coventry Group, 3435 Stelzer Road, Columbus, Ohio 43219 or by calling 1-800-438-6375.

    The date of this Statement of Additional Information is January 12, 1998.

                                   SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant in the City of Des Moines, State of Iowa, on the 12th day of December, 1997.


                                  IMG MUTUAL FUNDS, INC.

                                  By _/s/__Mark A. McClurg________________
                                  Mark A. McClurg, President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the date indicated.

           Signature                  Title


_/s/__David W. Miles________  Director
           David W.  Miles

_/s/__Mark A. McClurg_______  President, Principal
           Mark A. McClurg    Executive Officer,
                              Principal Financial and
                              Accounting Officer and
                              Director
                              __________________________
                                                        |
_/s/__Johnny Danos__________  Director                   > _/s/_David W. Miles__
           Johnny Danos                                 |  by David W. Miles
                                                        |  Attorney in Fact
_/s/__David Lundquist_______  Chairman & Director       |  December 12, 1997
           David Lundquist                              |
                                                        |
_/s/__Debra Johnson_________  Director                  |
           Debra Johnson                                |
                                                        |
_/s/__Edward Stanek_________  Director                  |
           Edward Stanek                                |
                              __________________________|

                                     PART C
                                OTHER INFORMATION

Item 15. INDEMNIFICATION

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification by the Registrant is against public policy as expressed in the Act and, therefore, may be unenforceable. In the event that a claim for such indemnification (except insofar as it provides for the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person and the Securities and Exchange Commission is still of the same opinion, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

        Section 2-418 of the Maryland General Corporation Law permits the Registrant to indemnify directors and officers. In addition, Section 2-405.1 sets forth the standard of care for directors and Section 2-405.2 allows the Registrant to include in the Charter provisions further limiting the liability of the directors and officers in certain circumstances. Article ELEVENTH of the Articles of Incorporation included herewith as Exhibit 1(a) (the "Articles") limits the liability of any director or officer of the Registrant arising out of a breach of fiduciary duty, subject to the limits of the Investment Company Act of 1940 (the "1940 Act"). Article TWELFTH of the Articles and Article VII of the Bylaws, included herewith as Exhibit (2), makes mandatory the indemnification of any person made or threatened to be made a party to any action by reason of the facts that such person is or was a director, officer or employee, subject to the limits otherwise imposed by law or by the 1940 Act.

        In addition,  Paragraph 7 of the Advisory Agreement included herewith as
Exhibit 5(b)(1), and Article III of the Distribution Agreement, included herewith as Exhibit 6(a), provide that Investors Management Group ("IMG") and IMG Financial Services, Inc. ("IFS"), shall not be liable to the Registrant for any error, judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management provided by IMG or for any distribution services provided by IFS to the Registrant for the performance of the duties under such agreements, except for willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligation and duties under such agreements. In addition,
Article IV of the Distribution Agreement and Paragraph 8 of the Transfer Agent, Dividend Disbursing Agent and Shareholder Servicing Agent Agreement, included herewith as Exhibit 5(a)(f), further indemnify IFS and IMG against certain liabilities arising out of the performance of such agreements.

          EXHIBITS
          --------

        Exhibit No.          Description
        -----------          -----------

         1.(a) Articles of Incorporation, incorporated by reference to the Fund's N1-A Registration Statement, filed December 14, 1994

             (b) Amendment to Articles of Incorporation to be filed by amendment

             (c) Form of Articles Supplementary to be filed by amendment

         2. Bylaws, incorporated by reference to the Fund's N1-A Registration Statement, filed December 14, 1994

         4. Form of Agreement and Plan of Reorganization (included as Exhibit "A" to Proxy
                             Statement/Prospectus

         5. Form of Investment Advisory Agreement incorporated by reference to P.E. Amendment No. 7 to the Fund's N1-A Registration Statement filed November 7, 1997

         6. Form of Distribution Agreement, incorporated by reference to P.E. Amendment No. 7 to the Fund's N1-A Registration Statement filed November 7, 1997

         8. Form of Custodial Agreement, incorporated by reference to P.E. Amendment No. 7 to the Fund's N1-A Registration Statement filed November 7,1 997

         10.(a) Distribution Plan incorporated by reference to P.E. Amendment No. 7 to the Fund's N1-A Registration Statement filed November 7, 1997

            (b) Amended 18f3 Plan incorporated by reference to Post-Effective Amendment No. 8 to the Fund's N1-A Registration Statement filed November 12, 1997

         11. Opinion and Consent of Messrs. Ober, Kaler, Grimes & Schriver to be filed by amendment


         12.                 Tax opinion of Cline, Williams, Wright,
                             Johnson & Oldfather

         14.                 Consents of KPMG Peat Marwick LLP

         16.                 Power of Attorney


UNDERTAKINGS

         (1) The undersigned Company agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned Company agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

         (3) Prior to commencing the continuous public offering of shares of the fund, Registrant hereby undertakes to fill a post-effective amendment to its Form N-14 Registration Statement, using financial statements which need not be certified, to reflect the consummation of the transactions described in the Prospectus/Information Statement under the caption "Capitalization."

                         CONSENT OF INDEPENDENT AUDITORS



We consent to the use of our report dated May 9, 1997, incorporated by reference in the Statement of Additional Information included in Post-Effective Amendment No. 31 to the Registration Statement (Form N-1A No. 33-44964) of the AMCORE Vintage Mutual Funds, one of the series of portfolios constituting The Coventry Group, that is incorporated by reference into the Statement of Additional Information included in the Registration Statement (Form N-14) of IMG Mutual Funds, Inc.



Ernst & Young LLP

Columbus, Ohio
December 12, 1997

                         CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
IMG Mutual Funds, Inc.

We consent to incorporation by reference in the registration statement on Form N-14 of IMG Mutual Funds, Inc. of our report dated May 30, 1997, relating to the financial statements and financial highlights for each of the portfolios within IMG Mutual Funds, Inc. dated April 30, 1997, and references to our Firm under the headings "FINANCIAL HIGHLIGHTS" and "SHAREHOLDER REPORTS AND MEETINGS" in the IMG Mutual Funds, Inc. Prospectus dated August 27, 1997, and "REPORTS TO SHAREHOLDERS" and "INDEPENDENT AUDITORS" in the IMG Mutual Funds, Inc. Statement of Additional Information dated August 27, 1997. The above-mentioned financial statements, Prospectus, and Statement of Additional Information are incorporated by reference into the Proxy Statement/Prospectus and Statement of Additional Information, which constitute part of this Registration Statement.



KPMG Peat Marwick LLP

Des Moines, Iowa
December 12, 1997

                             IMG MUTUAL FUNDS, INC.

                                  EXHIBIT INDEX

    Exhibit
    Number      Description                                             Page
    ------      -----------                                             ----

     1.  (a)    Articles of Incorporation, incorporated by
                reference to the Fund's Registration Statement,
                filed December 14, 1994...............................

     1.  (b)    Amendment to Articles of Incorporation to be
                filed by amendment....................................

     1.  (c)    Form of Articles Supplementary to be filed
                by amendment..........................................

     2.         Bylaws, incorporated by reference to the Fund's
                Registration Statement, filed December 14, 1994.......

     4.         Form of Agreement and Plan of Reorganization
                (included as Exhibit "A" to Proxy Statement/
                Prospectus............................................

     5. Form of Investment Advisory Agreement, incorporated by reference to P.E. Amendment No. 7 to the Fund's N-1A Registration Statement, filed November 7, 1997...

     6.         Form of  Distribution  Agreement,  incorporated
                by reference to P.E. Amendment No. 7 to the Fund's N-1A Registration Statement, filed
                November 7, 1997......................................

      8.        Form of Custodial Agreement, incorporated by
                reference to P.E. Amendment No. 7 to the Fund's
                N-1A Registration Statement, filed
                November 7, 1997......................................

    10. (a)     Distribution Plan, incorporated by reference to
                P.E. Amendment No. 7 to the Fund's N-1A Registration
                Statement, filed November 7, 1997.....................

    10. (b)     Amended 18f3 Plan incorporated by reference to
                P.E. Amendment No. 8 to the Fund's N-1A Registration
                Statement, filed November 12, 1997....................

    11.         Opinion of Ober, Kaler, Grimes & Shriver to be
                filed by amendment....................................

    12.         Tax Opinion of Cline, Williams, Wright,
                Johnson & Oldfather...................................

    14.         Consents of KPMG Peat Marwick LLP.....................

    16.         Power of Attorney.....................................